                                                                   EXHIBIT 10.28



THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


                       NONSTATUTORY STOCK OPTION AGREEMENT


AGREEMENT, made as of February 23, 1998 between WebSideStory, Inc., a California corporation with offices at 6450 Lusk Boulevard, Suite E204, San Diego, California 92121 (the "Corporation") and Michael Christian, an individual with an address at 2135 29th Street, San Diego, California 92104 ("Michael" or the "Optionee").

WHEREAS, pursuant to an employment agreement dated as of February 23, 1998 (the "Employment Agreement"), Michael is general counsel of the Corporation.

WHEREAS, the Corporation wishes to grant to Michael an option (the "Option") to purchase shares of the Corporation's Common Stock in order to enable Michael to participate in the Corporation's growth and as an incentive for the performance of his duties under the Employment Agreement.

IT IS THEREFORE AGREED AS FOLLOWS:

1        GRANT OF OPTIONS

         Options Granted:

                     Number of Shares Subject to Option     289

                     Date of Grant                          February 23, 1998

                     Vesting Commencement Date              February 23, 1998

                     Initial Exercise Price Per Share       $ 117.33

                     Expiration Date                        February 23, 2003

         The Option is an option to purchase the number of shares of authorized but unissued common stock of the Corporation specified in this Section 1 (the "Shares"). The

Option will expire, and all rights to exercise it will terminate on the Expiration Date, except that the Option may expire earlier as provided in this Agreement. The number of shares subject to the Option granted pursuant to this Agreement will be adjusted as provided in this Agreement. This Option is intended by the Corporation and the Optionee to be a Nonstatutory Stock Option and does not qualify for any special tax benefits to the Optionee. All shares of the Corporation's common stock issued pursuant to the exercise of this Option will be subject to the Corporation's Right of Repurchase as set forth in this Agreement.

2        EXERCISE

         Optionee may exercise the Option as to 50% of the Shares on or after the Vesting Commencement Date. Optionee may exercise the Option as to the remaining 50% of the Shares as they become vested. The Option as to this 50% of the Shares will vest daily over a two-year period on a pro rata basis beginning on the Vesting Commencement Date and will be fully vested on the second anniversary of the Vesting Commencement Date. Any unvested portion of the Option will cease to vest upon the termination of Michael's employment for any reason.

         The right to exercise the Option will be cumulative and may accelerate in the case of liquidation, merger, or sale of substantially all assets of the Corporation as further provided in this Agreement. Optionee may buy all, or from time to time any part, of the maximum number of Shares that are exercisable under the Option, but in no case may Optionee exercise the Option with regard to a fraction of a share, or for any share for which the Option is not exercisable.

3        COMPLIANCE WITH LAWS

         Optionee agrees to comply with all laws, rules, and regulations applicable to the grant and exercise of the Option and the sale or other disposition of the common stock of the Corporation received pursuant to the exercise of the Option.

         The Option will not become exercisable unless and until the shares exercisable under the Option have been qualified under the California Corporate Securities Law of 1968 pursuant to a permit application filed with the California Department of Corporations or unless the exercise is otherwise exempt from the qualification requirements of such law. The Option is conditioned upon the Optionee's representation, which Optionee hereby confirms as of the date of this Agreement and which Optionee must confirm as of the date of any exercise of all or any part of the Option, that:

         Optionee understands that both this Option and any shares purchased upon its exercise are securities, the issuance of which require compliance with state and federal securities laws;

         Optionee understands that neither the Options nor the Shares have been registered under the Securities Act of 1933 (the "Act") in reliance upon a specific exemption contained in the Act which depends upon Optionee's bona fide investment intention in acquiring these securities; that Optionee's intention is to hold these securities for Optionee's own benefit for an indefinite period; that Optionee has no present intention of selling or transferring any part thereof (recognizing that the Option is not transferable) and that certain restrictions may exist on transfer of the shares issued upon exercise of the Option;

         Optionee understands that the Shares issued upon exercise of this Option, in addition to other restrictions on transfer, must be held indefinitely unless subsequently registered under the Act, or unless an exemption from registration is available; that Rule 701 and Rule 144, two exemptions from registration which may be available, are only available after the satisfaction of certain conditions and require the presence of a U.S. public market for such Shares; that no certainty exists that a U.S. public market for the shares will exist, and that otherwise Optionee may have to sell the Shares pursuant to another exemption from registration which exemption may be difficult to satisfy; and

         The Corporation will not be under any obligation to issue any Shares upon the exercise of this Option unless and until the Corporation has determined that:

                      (i) it and Optionee have taken all actions required to register such Shares under the Securities Act, or to perfect an exemption from the registration requirements thereof;

                      (ii) any applicable listing requirement of any stock exchange on which such Shares are listed has been satisfied; and

                      (iii) all other applicable provisions of state and federal law have been satisfied.

4        METHOD OF EXERCISE

         Subject to the terms and conditions of this Agreement, the Option will be exercisable by notice and payment to the Corporation in accordance with the procedure prescribed herein. Each notice shall:

         a. state the election to exercise the Option and the number of Shares in respect of which it is being exercised;

         b. contain a representation and agreement as to investment intent, if required by the counsel to the Corporation, with respect to such shares in form satisfactory to such counsel; and

         c. be accompanied by a check payable to the order of the Corporation in the amount of the purchase price for the shares being purchased or, if the Corporation agrees, be accompanied by Shares in good form for transfer, owned by the Optionee and having a fair market value on the date of exercise equal to the purchase price of the Shares being purchased.

5        RESERVATION OF SHARES

         The Corporation shall, at all times during the term of the Option, reserve and keep available such number of shares of Common Stock then subject to the Option as will be sufficient to satisfy the requirements of this Agreement.

6        ASSIGNMENT

         During the lifetime of Optionee, the Option will be exercisable only by the Optionee or the Optionee's conservator or legal representative and will not be assignable or transferable. In the event of the Optionee's death, the Option will not be transferable by the Optionee other than by will or the laws of descent and distribution.

7        DEATH OF OPTIONEE

         If Optionee dies, any Option granted to the Optionee may be exercised, to the extent it had vested at the time of death, at any time within 12 months after the Optionee's death, by the executors or administrators of his estate or by any person or persons who acquire the Option by will or the laws of descent and distribution, but not beyond the otherwise applicable term of the Option.

8        ADJUSTMENTS FOR SUBDIVISIONS, COMBINATIONS, OR CONSOLIDATIONS

         The number of Shares for which the Option is exercisable will be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from the payment of a stock split, a reverse stock split, a stock dividend, recapitalization, combination or reclassification of the Corporation's stock or any other event that results in an increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Corporation, and the exercise price will be proportionately increased in the event the number of Shares subject to the Option are decreased and will be proportionately decreased in the event the number of Shares subject to the Option are increased.

9        LIQUIDATION OR MERGER

         If (a) the Corporation dissolves or liquidates or (b) (i) there is a proposed merger of the Corporation with or into another corporation or other entity, as a result of which the Corporation would not be the surviving corporation and (ii) the Option is not assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation, then the Option will become fully vested and will terminate immediately prior to the consummation of such action. The Corporation will notify the Optionee not less than 30 days prior to the proposed consummation of a pending dissolution, liquidation, or merger and the Option will be exercisable as to all Shares until immediately prior to the consummation of such action.

10       THE CORPORATION'S RIGHT OF REPURCHASE

         Shares issued pursuant to the exercise of an Option are subject to a right, but not an obligation, of repurchase by the Corporation (the "Right of Repurchase"), at the price specified in below, if the Optionee ceases to be an employee for any reason, including death or disability ("Employment Termination") at any time after the grant of the Option. Shares issued by the Corporation will only be transferable by the Optionee subject to the Right of Repurchase, and the Corporation will legend the Right of Repurchase on the stock certificates evidencing such Shares and will take such other steps as it deems necessary to ensure compliance with this restriction. The Corporation's rights under this section will be freely assignable, in whole or in part.

         For purposes of this section: (a) "Fair Market Value" of the Shares means the estimated fair market value of the Shares determined by a mutually acceptable certified public accountant, without regard to restrictions on transfer, on the basis of an arms-length transaction between a willing seller and a willing buyer; (b) "Net Worth" means total assets less total liabilities determined in accordance with generally accepted accounting principles; and (c) "Formula Value" of the Shares means the value of the Shares determined by application of the following formula: Formula Value of the Shares = the number of Shares being repurchased, multiplied by a fraction the numerator of which is the Net Worth and the denominator of which is the number of shares of Common Stock outstanding immediately prior to the repurchase.

         If the Corporation terminates Michael without cause, the purchase price of the Shares will be the Fair Market Value of the Shares or, if Michael so elects in his sole discretion, the Formula Value of the Shares. If Michael's employment terminates for any other reason, the purchase price of the Shares will be the Formula Value of the Shares or, if the Company so elects in its sole discretion, the Fair Market Value of the Shares.

         The Corporation may exercise its Right of Repurchase by sending a written notice to the Optionee of its taking such action and specifying the number of Shares being repurchased. The Corporation's Right of Repurchase will terminate if not exercised by written notice from the Corporation to the Optionee within 90 days of the date on which Michael's employment terminates or within 90 days of the last date any Option granted to such Optionee is exercised, which ever is later. If the Corporation exercises its Right of

Repurchase, the Optionee will deliver to the Corporation every stock certificate representing the Shares being repurchased, and the Corporation will promptly pay the total purchase price in cash to the Optionee.

         Notwithstanding any other provision of this section, if the Corporation's Common Stock is listed on any United States securities exchange or traded on any formal over-the-counter market in general use in the United States at the time the Optionee would otherwise be required to transfer his Shares, the Corporation will no longer have the Right of Repurchase, and the Optionee will have no obligation to sell his Shares pursuant to this section.

11       ADJUSTMENTS FOR DILUTING ISSUES

         If the Corporation issues or is deemed to issue any shares of Common Stock at a purchase price less than the Formula Value of such shares, then the number of Shares subject to the Option will be increased such that the Formula Value of all such Shares will be equal to the Formula Value of the Shares subject to the Option immediately prior to such issuance or deemed issuance, and the price per Share will be reduced such that the aggregate purchase price of all Shares subject to the Option immediately after such issuance or deemed issuance will be equal to the aggregate purchase price of all Shares subject to the Option immediately prior to such issuance.

         If the Corporation, at any time or from time to time after the date of this Agreement, issues any securities convertible into or exchangeable for any Common Stock ("Convertible Securities") or any options, rights or warrants to subscribe for any Common Stock or any Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such options or, in the case of Convertible Securities and options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be issued as of the time of such issue. No further adjustment in the exercise price or number of Shares subject to the Option shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such options or conversion or exchange of such Convertible Securities. If such options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation or for any decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof, the adjustments computed upon the original issuance thereof, and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such options or the rights of conversion or exchange under such Convertible Securities.

12       MISCELLANEOUS PROVISIONS

         Neither party will make any announcement regarding this Agreement without the written approval of the other party regarding content and timing.

         Time is of the essence.

         All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served by telex, cable or personally on the party to whom notice is to be given, or within five (5) days after mailing, if mailed to the party to whom notice is to be given, by first class mail (airmail, if international), registered or certified, postage prepaid, and properly addressed to the party, if to the Corporation or Michael, at the address set forth on the first page of this Agreement or any other address that the Corporation or Michael may designate by written notice to the other party.

         This Agreement constitutes the entire agreement among the parties relating to the subject matter of this Agreement and supersedes all prior and contemporaneous agreements, understandings, and discussions regarding such subject matter. The provisions of this Agreement may be waived, altered, amended, or repealed, in whole or in part, only by means of a writing signed by both parties hereto.

         If one or more provisions of this Agreement is found to be illegal, invalid, or unenforceable, it will not affect the legality, validity, or enforceability of any of the remaining provisions of this Agreement. The parties will attempt to substitute for any illegal, invalid, or unenforceable provision a legal, valid, and enforceable provision that achieves, to the greatest extent possible, the economic objectives of the provision in question.

         This Agreement shall be construed in accordance with and governed by the laws of the State of California without regard to conflict of laws principles. In any action to enforce this Agreement, the Superior Court of the State of California will have sole and exclusive jurisdiction, regardless of the nature of the action to enforce this Agreement, and venue will be in the County of San Diego, California.

         The headings in this Agreement are for convenience only and are not to be used in the interpretation of any of the provisions of this Agreement.

         Each of the Corporation and Optionee represents and warrants to the other that in the execution of this Agreement they are not relying on any representations, whether expressed or implied, including, without limitation, representations of fact or opinion, made by or on behalf of the Corporation or Optionee with the exception of any representations set forth in this Agreement.

         Waiver of any one provision of this Agreement will not be deemed a waiver of any other provision.

         Each party to this Agreement agrees to perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the intent of the parties as expressed in this Agreement.

         Each party hereby acknowledges and represents that such party: (a) has fully and carefully read this Agreement prior to its execution; (b) has had the opportunity to be and has been advised by an attorney or adviser of such party's choice as to the legal effect and meaning of this Agreement and all the terms and conditions hereof; (c) has had the opportunity to make whatever investigation or inquiry it deemed necessary or appropriate in connection with the subject matter of this Agreement; (d) has been afforded the opportunity to negotiate as to any and all terms hereof; and (e) is executing this Agreement as a free and voluntary act, without any duress or undue influence of any kind.

         The language of this Agreement will be construed as a whole, according to the fair meaning and intention and not strictly for or against any party hereto, regardless of who drafted or was principally responsible for drafting this Agreement or any specific term or condition hereof. This Agreement will be deemed to have been drafted by all parties, and no party will contend otherwise.

         Except as limited herein, this Agreement will be binding on and will inure to the benefit of the parties hereto and their respective successors, heirs, assigns, and representatives.

         The rights and obligations set forth in this Agreement may only be enforced by the respective party to this Agreement in favor of which the right or obligation runs. Except as expressly provided herein, no party to this Agreement assumes any liabilities to persons no parties to this Agreement, nor are any such third parties intended to derive any benefit from this Agreement or the consummation of the transactions provided for herein.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the parties hereto has executed this Stock Option Agreement, in the case of the Corporation by its duly authorized officers, as of the date and year written above.

/S/  MICHAEL CHRISTIAN              WebSideStory, Inc.
-------------------------
     Michael Christian
                                    by:  /S/  BLAISE BARRELET
                                         ---------------------------------------
                                         Blaise Barrelet, president, director,
                                         and shareholder

                                    WebSideStory, Inc.

                                    by:  /S/  AGNES BAUDOIN
                                         ---------------------------------------
                                         Agnes Baudoin, chief financial officer,
                                         director, and shareholder


                         [SIGNATURE PAGE TO WEBSIDESTORY
                      NONSTATUTORY STOCK OPTION AGREEMENT]